UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

FIRST REGIONAL BANCORP

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1801 Century Park East, Suite 1430 Los Angeles CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 839-2083

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

On April 15, 2013, First Regional Bancorp (the “Company”) filed its monthly operating report for the period beginning March 1, 2013 and ending March 31, 2013 (the “March Report”) with the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”). The March Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statements Regarding March Report

The March Report is limited in scope, covers only a one-month time period and has been prepared solely for the purpose of the Company’s compliance with the monthly reporting requirements of the Bankruptcy Court. The March Report contains financial information that (i) has not been audited or reviewed by an independent registered public accounting firm; (ii) is not presented in accordance with generally accepted accounting principles in the United States of America; and (iii) may be subject to future reconciliation, adjustments or other modification or amendment. The information contained in the March Report has been prepared in accordance with applicable laws and regulations under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the March Report is complete. The Company may amend or otherwise change the information contained in the March Report at a future date. The operating results set forth in the March Report should not be viewed as indicative of the Company’s future results.

The March Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The March Report contains information for periods which may be shorter or otherwise different from those contained in reports required pursuant to the Exchange Act. The March Report does not include footnotes that would ordinarily be contained in the financial statements in the Company’s quarterly and annual reports pursuant to the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibit hereto may contain certain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report for the period beginning March 1, 2013 and ending March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REGIONAL BANCORP (Registrant)

April 19, 2013	By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary